Long-term Incentive Plan	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Long-term Incentive Plan
26.	LONG-TERM INCENTIVE PLAN

	UNITED STATES DOLLAR
	2017	2016 Restated[1]	2015 Restated[1]

Opening balance	23.6	12.6
Charge to income statement - continuing operations	5.0	10.5
Charge to income statement - discontinued operations	0.1	0.5
Payments	(11.5)	—
Translation adjustment	0.9	—
Balance at end of the year	18.1	23.6
Current portion of long-term incentive plan	(18.1)	—
Non-current portion of long-term incentive plan	—	23.6

On 1 March 2014, the Remuneration Committee approved the Gold Fields Limited Long-Term Incentive Plan (“LTIP”). The plan provides for executive directors, certain officers and employees to receive a cash award conditional on the achievement of specified performance conditions relating to total shareholder return and free cash flow margin. The conditions are assessed over the performance cycle which runs over three calendar years. The expected timing of the cash outflows in respect of each grant is at the end of three years after the original award was made. The fair value of the free cash flow portion of the awards are valued based on the actual and expected achievement of the cash flow targets set out in the plan. No allocations were made under the LTIP in 2016 following the introduction of the Gold Fields Limited 2012 share plan as amended (refer note 5 for further details).